Loomis Sayles Small Cap Value Fund

Supplement dated July 9, 2008 to the Loomis Sayles Retail Equity Funds Prospectus dated February 1, 2008, as may be revised and supplemented from time to time.

The section of the Prospectus entitled “How to Purchase Shares” is supplemented with the following:

In order to preserve the investment team’s strategy and remain agile in the small cap universe of stocks, the Loomis Sayles Small Cap Value Fund will be closed to new investors effective September 15, 2008.

The Fund will remain open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants. The Fund will not be added to any future employee benefit platforms. Qualified plans may be permitted to invest in the Fund if they are approved by Loomis Sayles prior to September 15, 2008 and funded by September 30, 2008.

Independent investment advisors, as well as registered representatives using broker/dealers for existing accounts in the Fund, will be allowed to add assets for their existing client accounts. Clients of independent investment advisors and registered representatives who do not have an existing account in the Fund prior to September 15, 2008 will be not be permitted to open new accounts.

M-LSSP99-0708